East West Bancorp, Inc. Third Quarter 2023 Earnings Presentation October 19, 2023

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s third-quarter 2023 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

50.0 52.1 53.1 $53.9 $55.7 $55.1 09.30.22 06.30.23 09.30.23 $36.80 $42.33 $43.29 09.30.22 06.30.23 09.30.23 $47.5 $49.8 $50.9 09.30.22 06.30.23 09.30.23 Third Quarter 2023 Performance 3 Key Metrics Highlights Loans – Period End Deposits – Period End Tangible Book Value2/Share (1) Y-o-Y growth rate for customer deposits (total deposits, excluding wholesale) (2) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases $ i n b ill io n s $ i n b ill io n s +7% Y-o-Y +6% Y-o-Y1 +18% Y-o-Y Wholesale Customer ▪ Net income of $288 million, diluted EPS of $2.02 − Record 3Q revenue and net interest income ▪ Diversified loan growth across all categories − +2% Q-o-Q, +7% Y-o-Y ▪ Grew consumer and commercial deposits; reduced wholesale deposits ▪ Controlled expenses, continued industry- leading efficiency; positive operating leverage Q-o-Q ▪ TBV2 & ROTCE2 − TBV2/share: +2% Q-o-Q, +18% Y-o-Y − ROTCE2: 19%

Summary Balance Sheet

EWBC's balance sheet position is strong, well-diversified and efficient

$ in millions, except per share data	09.30.23	06.30.23	$ Change Q-o-Q	09.30.22	% Change Q-o-Q	% Change Y-o-Y
Cash and equivalents, ST investments & resale agreements	$ 5,363	$ 7,030	$ (B) (1,667)	$ 3,687	-24%	45%
AFS debt securities	6,040	5,987	53	5,906	1%	2%
HTM debt securities	2,964	2,976	(12)	3,013	0%	-2%
Total Loans	$ 50,912	$ 49,831	$ (A) 1,081	$ 47,457	**2%**	**7%**
Allowance for loan losses (ALLL)	(656)	(635)	(21)	(583)	3%	13%
Net Loans	**$ 50,256**	**$ 49,196**	**$ 1,060**	**$ 46,874**	**2%**	**7%**
Other assets	3,666	3,344	322	3,096	10%	18%
Total Assets	**$ 68,289**	**$ 68,533**	**$ (244)**	**$ 62,576**	**0%**	**9%**
Customer deposits[1]	$ 53,043	$ 52,034	$ (A) 1,009	$ 49,981	2%	6%
Wholesale deposits	2,044	3,625	(B) (1,581)	3,876	-44%	-47%
Borrowings & repurchase agreements	4,500	4,500	-	1,137	NM	296%
Long-term debt & finance lease liab.	153	153	-	153	NM	NM
Other liabilities	1,953	1,759	194	1,768	11%	10%
Total Liabilities	**$ 61,693**	**$ 62,071**	**$ (378)**	**$ 56,915**	**-1%**	**8%**
Total Stockholders' Equity	**$ 6,597**	**$ 6,462**	**$ 135**	**$ 5,661**	**2%**	**17%**

	09.30.23	06.30.23		09.30.22	Change Q-o-Q	Change Y-o-Y
Tangible book value[2] per share	$ 43.29	$ 42.33	$ 0.96	$ 36.80	2%	18%
Tangible common equity ratio[2]	9.03%	8.80%	-	8.35%	23 bps	68 bps

Highlights

- (A) Grew customer deposits and loan balances
- (B) Used excess cash to pay down wholesale deposits
- Added to reserves
- Further enhanced our strong capital levels
- Intend to resume share repurchases in the fourth quarter

EAST WEST BANK

(1) Total deposits excluding wholesale deposits
(2) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases

4

$15.9bn 31% $20.4bn 40% $14.6bn 29% 10% 2% 2% 3% 4% 5% 5 Commercial Loan Portfolio Outstandings ▪ $15.9bn ▪ +1% Q-o-Q & +2% Y-o-Y (1) Industries with 1% of total loans outstanding: Tech & Telecom; Food Production & Distribution; Hospitality & Leisure; Oil & Gas; Healthcare Services Well diversified by loan type, C&I diversified by industry and sector Total Loans C&I Loans by Industry (as % of Total Portfolio Loans) C&I Portfolio Highlights as of 09.30.23 Private Equity Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale Infrastructure & Clean Energy Other Industries with 1% of total loans outstanding1 Commitments ▪ $8.4bn undisbursed; $24.3bn total ▪ +2% Q-o-Q & +9% Y-o-Y growth (total) Utilization ▪ 65.3%, vs. 65.5% as of 06.30.23 Greater China ▪ $2.2bn outstanding ▪ +3% Q-o-Q from $2.1bn as of 06.30.23 ▪ Nearly all C&I, well- diversified by industry (as of 09.30.23) C&I Resi. Mortgage & Other Consumer CRE $50.9bn Total Loans

Multifamily 24% Retail 21% Industrial 19% Hotel 11% Office 11% Healthcare, 4% All other CRE, 6% Const. & Land, 4% Commercial Real Estate Portfolio 6 SoCal 50% NorCal 19% TX 8% NY 5% WA 3% Other 15% (as % of Total CRE, 09.30.23) $20.4 billion Loans Outstanding Our CRE portfolio is well diversified and has been below FFIEC guidelines since 2009 CRE Loans by Type Total CRE Distribution by Geography (as of 09.30.23)

Commercial Real Estate Portfolio Detail 7 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment <=50% 44% >50% to 55% 16% >55% to 60% 16% >60% to 65% 15% >65% to 70% 6% >70% 3% 51% Average LTV1 Low LTVs and granular, many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 09/30.23) (as of 09.30.23) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $4.9 52% $2 Retail 4.3 48 2 Industrial 3.9 47 3 Hotel 2.3 53 9 Office 2.3 52 4 Healthcare 0.8 56 4 Other 1.1 49 3 Construction & Land2 0.8 54 14 Total CRE $20.4 51% $3

Residential Mortgage Portfolio

Well-diversified by geography, with low LTVs and average loan size

Resi. Mortgage Distribution by LTV[1]

(as of 09.30.23)

51%
Average
LTV[1]



>60%
11%
>55% to
60%
33%
>50% to
55%
12%
<=50%
44%

$436,000
Average
loan size[2]

Resi. Mortgage Distribution by Geography[3]

(as of 09.30.23)



TX
2%
Other
8%
WA
7%
SoCal
40%
NY
27%
NorCal
16%

Portfolio Highlights as of 09.30.23

Outstandings

- $14.6bn loans outstanding
- +3% Q-o-Q and +12% Y-o-Y

Originations

- $0.9bn in 3Q23
- -1% Q-o-Q and -38% Y-o-Y
- Primarily originated through East West Bank branches

Single-family Residential

- $12.8bn loans outstanding
- +4% Q-o-Q and +18% Y-o-Y

HELOC

- $1.8bn loans outstanding
- $3.5bn in undisbursed commitments
- 33% utilization, vs. 35% as of 06.30.23
- 81% of commitments in first lien position

EAST WEST BANK

(1) Combined LTV for 1st and 2nd liens; based on commitment
(2) Avg. size based on loan outstanding for single-family residential and commitment for HELOC
(3) Geographic distribution based on commitment size of residential mortgage

8

Solid & Stable Asset Quality Metrics

Net Charge-offs


$ in millions
$7
$10
$1
$8
$18
0.06%
0.08%
0.01%
0.06%
0.14%
3Q22
4Q22
1Q23
2Q23
3Q23
NCO ratio (ann.)
Net charge-offs

- **Net charge-offs** of $18mm, or annualized 0.14% of avg. loans, vs. 0.06% in 2Q23
- **Provision for credit losses:** $42mm for 3Q23 compared with $26mm for 2Q23
- **ALLL coverage of loans:** 1.29% as of 09.30.23, vs. 1.28% as of 06.30.23
- **Nonperforming assets:** decreased to $104mm (0.15% of assets) as of 09.30.23, compared with $116mm (0.17% of assets) as of 06.30.23
- **Criticized loans:** $1.0bn (2.01% of loans HFI) as of 09.30.23, up from $812mm (1.63% of loans HFI) as of 06.30.23

Allowance for Loan Losses Coverage Ratio


$ in millions
$583
33
178
372
1.23%
$596
42
182
372
1.24%
$620
55
189
376
1.27%
$635
57
203
375
1.28%
$656
61
211
384
1.29%
09.30.22
12.31.22
03.31.23
06.30.23
09.30.23
C&I
Total CRE
Resi. mort. & consumer
ALLL/Loans HFI

NPAs / Total Assets


0.16%
0.16%
0.14%
0.17%
0.15%
09.30.22
12.31.22
03.31.23
06.30.23
09.30.23
Nonaccrual loans
OREO & other NPAs

Criticized Loans / Loans HFI


1.91%
0.99%
0.92%
1.86%
0.97%
0.89%
1.87%
0.94%
0.93%
1.63%
0.66%
0.97%
2.01%
0.95%
1.06%
09.30.22
12.31.22
03.31.23
06.30.23
09.30.23
Classified loans HFI
Special Mention loans HFI

Criticized Ratio by Loans HFI Portfolio (as of 09.30.23)


3.40%
2.08%
0.40%
C&I
CRE
Resi. mortgage & consumer
Classified loans HFI
Special Mention loans HFI

HFI represents Held-for-Investment

EASTWEST BANK
9

Capital Ratios

Strong capital levels – all ratios increased Q-o-Q



8.4%
8.8%
9.0%
5.0%
9.6%
10.0%
10.2%
6.5%
12.3%
13.2%
13.3%
10.0%
13.6%
14.6%
14.7%
Tangible common equity 2
Leverage
CET1
Total capital
09.30.22
06.30.23
09.30.23 1
Regulatory well capitalized ratio

(1) The Company has elected to use the 2020 CECL transition provision in the calculation of its September 30, 2022, June 30, 2023, and September 30, 2023 regulatory capital ratios. The Company's September 30, 2023 regulatory capital ratios are preliminary.

Highlights

- **Very strong capital**
  - We operate from a position of capital strength
  - Hypothetical adjustments for AFS + HTM security marks and on- and off- balance sheet allowance (not already reflected in equity) would still result in very strong capital ratios
- **4Q23 Dividend of $0.48/share**
  - 2023 total dividends of $1.92
- **Stock repurchase activity**
  - None during 3Q23
  - Intend to resume share repurchases in 4Q23
  - Remaining share authorization of $254mm

EAST WEST BANK

(2) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases

10

$26.3 $26.7 $27.3 $16.7 $18.0 $18.4 $4.0 $4.5 $4.4 $3.0 $2.9 $3.0 $3.9 $3.6 $2.0 $53.9 $55.7 $55.1 09.30.22 06.30.23 09.30.23 Wholesale Greater China State & Public Agency Consumer Commercial $50.0bn Customer Deposits1 $16.2 29% $12.6 23% $9.6 18% $16.7 30% Demand Deposit Accounts (DDA) Money Market (MMDA) Int. Bearing Checking & Savings Time Total Deposit Portfolio 11 (1) Total deposits excluding wholesale deposits Granular and diversified by segment, customer type ▪ Grew customer deposits by $1bn Q-o-Q − Commercial up $600mm − Consumer up $400mm ▪ Reduced wholesale deposits by $1.6bn Q-o-Q ▪ Portfolio Detail (as of 09.30.23) − Over 580,000 accounts − Average commercial deposit account size: ~$332,000 − Average consumer deposit account size: ~$39,000 HighlightsDeposits by Segment as % of Total Deposits (as of 09.30.23, $ in billions) Total Deposits by Account Type $55.1 billion Total Deposits $52.1bn1 $53.1bn1 (as of 09.30.23, $ in billions)

17% 16% 15% 4% 8% 8% 87% 90% 90% 3Q22 2Q23 3Q23 Avg. Earning Asset (“AEA”) Mix & Avg. Loan-to-Deposit (“LTD”) Ratio 15.3 15.2 15.4 18.6 19.6 20.1 13.0 14.1 14.4 $46.9 $48.9 $49.9 3Q22 2Q23 3Q23 22.4 16.9 16.3 12.4 10.4 12.2 9.9 10.7 10.1 9.4 16.3 16.6 $54.1 $54.3 $55.2 3Q22 2Q23 3Q23 Average Balance Sheet: Growth & Mix 12 DDA MMDA IB Checking & Savings Time ▪ 3Q23 avg. deposits: +2% Q-o-Q; +$913mm − MMDA: +$1.7bn − CDs: +$332mm − Declines in other deposit categories reflected customers reallocating balances to products with higher yields $ i n b ill io n s Loans/AEA Secur. & other /AEA IB Cash & equiv./AEA Avg. LTD ratio ▪ 3Q23 AEA growth: +2% Q-o-Q, reflecting loan growth. − Loans made up 77% of AEA in 3Q23, vs. 76% in 2Q23 ▪ 3Q23 avg. loan growth: +2% Q-o-Q; +$1.0bn. − CRE: +$460mm − Resi & other: +$423mm − C&I: +$155mm $ i n b ill io n s C&I Total CRE Residential mortgage & other consumer Average Loans Average Deposits

Net Interest Income & Net Interest Margin

Record third quarter NII, growth Q-o-Q

Net Interest Income (NII) & Net Interest Margin (NIM)



$ in millions
$552
$606
$600
$567
$571
3.68%
3.98%
3.96%
3.55%
3.48%
2.35%
3.82%
4.68%
5.16%
5.43%
3Q22
4Q22
1Q23
2Q23
3Q23
NII
NIM
Avg. Fed Funds Rate

Impact to NIM from Q-o-Q Change in Yields, Rates & Mix



3.55%
+0.04%
+0.01%
+0.14%
-0.22%
-0.04%
3.48%
2Q23
Higher other AEA yields
Favorable earning asset mix shift
Higher loan yields, balances
Higher cost of IB deposits, balances
Deposit mix shift
3Q23

Highlights

- **3Q23 NII up 1% Q-o-Q**
- **3Q23 NIM down 7bp Q-o-Q**
- **NIM Drivers**
  - Higher cost of interest-bearing deposits and deposit mix shift
  - Higher loan balances and interest-earning asset yields provided a partial offset
  - Changes in yields and rates reflected an increase in benchmark interest rates in the quarter amid customer preferences for deposit products with higher yields

EAST WEST BANK

13

4.16% 4.31% 4.49% 4.69% 4.90% Single-family Resi. 5.07% 5.93% 6.27% 6.47% 6.63% CRE 5.59% 6.76% 7.15% 7.48% 7.69% C&I Loan Yields 14 C&I spot rate excludes PPP, credit cards, deposit overdraft & micro- finance 60%* variable rate 43% hybrid in fixed-rate period & 41% fixed rate 100% Prime-based, variable rate 09.30.22 12.31.22 03.31.23 06.30.23 09.30.23 Rate sheet pricing for 30-year fixed mortgage is 7.5%, 0 points as of 10.05.23 *45% had customer-level interest rate derivative contracts in place HELOC utilization rate 33% as of 09.30.23 Loan Coupon Spot Rate by Portfolio Average Loan Yield vs. 1M SOFR Loan Portfolio by Index Rate (as of 09.30.2023) Total fixed rate and hybrid in fixed period: 41% 88% variable rate 4.75% 5.59% 6.14% 6.33% 6.51% 2.42% 3.87% 4.61% 5.03% 5.29% 3Q22 4Q22 1Q23 2Q23 3Q23 Avg. loan yield Avg. 1M SOFR Coupon Spot Rate as of 09.30.23: 6.62% 6.68% 8.18% 8.72% 9.11% 9.34% HELOC 22% 19% 28% 25% 6% Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR rates Variable - Prime rate Variable - all other rates

0.51% 1.06% 1.60% 2.12% 2.43% 0.86% 1.74% 2.49% 3.09% 3.45% 0% 1% 2% 3% 4% 5% 6% 3Q22 4Q22 1Q23 2Q23 3Q23 Deposit Cost 15 0.74% 1.35% 1.93% 2.28% 2.48% Total Deposits Spot Rate Cumulative beta1: 46% 1.24% 2.16% 2.85% 3.25% 3.51% IB Deposits Spot Rate Cumulative beta1: 64% 5.10% 5.92% 6.21% 6.45% 6.62% Total Loan Coupon Spot Rate Cumulative beta1: 61% Target Fed Funds rate Average Deposit Cost Relative to Target Fed Funds Rate (1) Beta represents change in metric between 09.30.23 and 12.31.21, divided by change in target Fed Funds rate between 09.30.23 and 12.31.21 Average cost of deposits Average cost of interest-bearing deposits Deposit Spot Rate vs. Loan Coupon Spot Rate and Cumulative Beta1 09.30.22 12.31.22 03.31.23 06.30.23 09.30.23

24 22 23 20 21 20 10 13 12 9 7 6 4 6 6 $67 $69 $67 3Q22 2Q23 3Q23 IRC Revenue Wealth Mgmt. Fees FX Income Lending Fees Deposit Acct. Fees Noninterest Income 16 Interest Rate Contracts (IRC) and Other Derivative Income Detail ($mm) 3Q22 2Q23 3Q23 Revenue $ 4.0 $ 6.0 $ 5.9 MTM 4.8 1.4 5.3 Total $ 8.8 $ 7.4 $ 11.2 Consistent relationship-based fee base ▪ Total noninterest income − $77mm in 3Q23, down $2mm, or 2% from $79mm in 2Q23 − Other investment income of $2mm down from $4mm Q-o- Q, reflecting higher equity recognition of Community Reinvestment Act investments during 2Q23 ▪ Interest rate contracts & other − Up $4mm Q-o-Q, driven primarily by a favorable mark-to-market adjustment HighlightsFee Income1 (1) Fee income excludes MTM adjustments related to IRC and other derivatives; net gains on sales of loans; net gains on sales of securities; other investment income and other income $ i n m ill io n s

128 125 123 16 16 15 11 11 12 12 19 20 29 34 32 $196 $205 $202 3Q22 2Q23 3Q23 All other Deposit related expenses Computer software & Data processing Occupancy & Equipment Comp and employee benefits Operating Expense & Efficiency 17 $ i n m ill io n s Industry-leading efficiency supporting profitability ▪ Total noninterest expense of $252mm ▪ Adjusted noninterest expense1 down $3mm Q-o-Q − Reflects decreases in consulting expense, compensation and employee benefits, loan related expenses, and occupancy expense HighlightsAdjusted Noninterest Expense1 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases Adjusted Efficiency Ratio1 31.2% 31.8% 31.2% 3Q22 2Q23 3Q23

Management Outlook: Full Year 2023

Largely reaffirming prior guidance, updating outlook for tax items

Earnings Drivers	FY 2023 Expectations vs. FY 2022 Results	2022 Actual
End of Period Loans	▪ Increase in the range of 5% to 7% Y-o-Y. PPP impact immaterial	$48.1 billion (ex. PPP[1]) +17% Y-o-Y (ex. PPP[1])
Net Interest Income	▪ Increase in the range of 12% to 15% Y-o-Y. PPP impact immaterial	$2.0 billion (ex. PPP[1]) +38% Y-o-Y (ex. PPP[1])
Adj. Noninterest Expense[2] (ex. tax credit investment & core deposit intangible amortization; ex. debt extinguishment cost)	▪ Increase in the range of 9% to 11% Y-o-Y ▪ Expecting to deliver positive operating leverage on a full-year basis	$744 million +11% Y-o-Y
Credit Items	▪ Provision for credit losses in the range of $110 million to $130 million	Gross charge-off ratio of 0.08% for FY 2022. Net charge-off ratio of 0.04% for FY 2022.
Tax Items (Tax credit investments and amortization referenced in this outlook exclude low-income housing tax credits)	▪ FY effective tax rate: 19% to 20% ▪ Tax credit investments: ~$185mm ▪ 4Q tax credit amortization: ~$45mm	FY effective tax rate: 20% Tax credit investments: $129mm Tax credit amortization: $113mm
Interest Rates	▪ Forward interest rate curve as of 09.30.23 ▪ To end 2023 with a Fed Funds target rate of 5.5%	Fed Funds target rate increased to 4.50% as of 12.31.22, up from 0.25% as of 12.31.21.

EAST WEST BANK

(1) PPP loans were $99.0 million as of 12.31.22. Income related to PPP loans was $7.3 million in FY 2022
(2) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases

18

APPENDIX

CRE Office – Additional Information 20 CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 09.30.23) (as of 09.30.23) 6% 33% 8% 14% 8% 8% Low LTVs across different size segments, low average loan size Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $258 6 $43 56% $20mm - $30mm 497 20 25 53 $10mm - $20mm 548 38 14 55 $5mm - $10mm 442 59 7 51 <$5mm 541 421 1 46 Total $2,286 544 $4 52% 35% 6% 14% 8% 8% 5% 4% 3% 5% 6% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA 2% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles

CRE Retail – Additional Information 21 CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 09.30.23) (as of 09.30.23) 30% 4% 18%10% 3% 4% 5% 5% 3% 3% 11% Other Los Angeles County Downtown Los Angeles Other SoCalOther Bay Area San Francisco Other CA Houston Dallas, 1% Manhattan Other TX, 2% Washington Other Regions New Jersey, 1% Other NY Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $301 8 $38 43% $20mm - $30mm 429 17 25 58 $10mm - $20mm 740 54 14 52 $5mm - $10mm 751 109 7 49 <$5mm 2,029 1,521 1 45 Total $4,251 1,709 $2 48% Low LTVs across different size segments, low average loan size

Appendix: GAAP to Non-GAAP Reconciliation 22 (1) Annualized EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted revenue excludes the write-off of an AFS debt security (where applicable). Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles and the repurchase agreements’ extinguishment cost (where applicable). Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

Appendix: GAAP to Non-GAAP Reconciliation 23 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets.

Appendix: GAAP to Non-GAAP Reconciliation 24 (1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 29.29% for the three and nine months ended September 30, 2023, and the three months ended June 30, 2023. Applied statutory tax rate of 28.77% for the three and nine months ended September 30, 2022. (3) Annualized. EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments and the write-off of an AFS debt security. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.